UNITED STATES DISTRICT COURT
SOUTHERN DISTRICT OF NEW YORK
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SECURITIES AND EXCHANGE COMMISSION,	:
	:	12 cv - 3824 (PGG)
Plaintiff,	:
-against-	:	COMPLAINT
:
CHINA NATURAL GAS, INC. and QINAN JI	:	ECF CASE
:
Defendants.	:
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Plaintiff Securities and Exchange Commission (the “Commission”), for its Complaint against defendants China Natural Gas, Inc. (“CHNG”) and Qinan Ji (“Ji”) (collectively, “Defendants”), alleges as follows:

SUMMARY OF ALLEGATIONS

1.           This case involves the fraudulent concealment of two related party loans by defendant CHNG, a U.S. public corporation, and defendant Ji, CHNG’s chairman and former CEO, and CHNG’s failure to timely and properly report a material acquisition in 2008.

2.           CHNG is a company based in the People’s Republic of China whose stock is registered with the Commission and trades in the United States.

3.           In January 2010, CHNG made two short-term loans totaling $14.3 million and disclosed them in its filings with the Commission as loans made to unrelated third parties: one ($9.9 million) to an individual, Taoxiang Wang (“Wang”), and the other ($4.4 million) to a real estate company called Shaanxi Juntai Housing Purchase Co. Ltd. (“Juntai”). In fact, the true and undisclosed purpose of both loans was to benefit a real estate company called Xi’an Demaoxing Real Estate Co., Ltd. (“DMX”) that was 90% owned by Ji’s son (“Son”) and 10% owned by Ji’s nephew (“Nephew”). Wang was a sham borrower purposely selected to conceal DMX’s receipt of the $9.9 million loan. Juntai was DMX’s business partner and borrowed $4.4 million from CHNG to undertake a joint real estate project with DMX. Ji approved the two loans without obtaining the requisite approval of CHNG’s board of directors and without informing CHNG’s CFO. Ji instructed his niece’s husband, who was also CHNG’s internal audit chief (“Internal Audit Chief”), to arrange both loans. Upon Ji’s instruction, the Internal Audit Chief located Wang to serve as the sham borrower for the $9.9 million loan to DMX.

4.           To further conceal the true nature of the loans, Ji falsely told CHNG’s board that the loans involved senior Chinese government officials who were in charge of the company’s liquid natural gas project. Ji later repeated this lie to the investing public during the company’s quarterly earnings conference call on May 10, 2010. Subsequently, CHNG’s board authorized an internal investigation into the loans, but Ji continued to conceal the related party nature of the loans from the internal investigators. He also lied to CHNG’s external auditors by signing a management representation letter in connection with the auditors’ review of CHNG’s periodic reports and other filings that falsely stated that the two loans were for business purposes and did not involve any related parties.

5.           In addition, in the fourth quarter of 2008, CHNG acquired a natural gas company but did not timely and properly report the transaction in its filings with the SEC. As with the two related party loans, Ji approved the acquisition without obtaining the prior approval of CHNG’s board of directors.

6.           By virtue of the conduct alleged herein, CHNG and Ji, directly or indirectly, singly or in concert, violated and are otherwise liable for violations of the federal securities laws, as follows:

(a)         CHNG violated Section 17(a)(2) of the Securities Act of 1933 (“Securities Act”) [15 U.S.C. § 77q(a)(2)], Sections 10(b), 13(a), 13(b)(2)(A), 13(b)(2)(B), and 14(a) of the Securities Exchange Act of 1934 (“Exchange Act”) [15 U.S.C. § 78j(b), 15 U.S.C. §§ 78m(a), 78m(b)(2)(A), 78m(b)(2)(B), and 78n(a)], and Rules 10b-5(b), 12b-20, 13a-1, 13a-11, 13a-13, and 14a-9 thereunder [17 C.F.R. §§ 240.10b-5(b), 240.12b-20, 240.13a-1, 240.13a-11, 240.13a-13, and 240.14a-9];

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(b)         Ji violated Section 17(a) of the Securities Act [15 U.S.C. §§ 77q(a)], Sections 10(b), 13(b)(5), and 14(a) of the Exchange Act [15 U.S.C. §§ 78j(b), 78m(b)(5), and 78n(a)] and Rules 10b-5, 13a-14, 13b2-1, 13b2-2, and 14a-9 thereunder [17 C.F.R. §§ 240.10b-5, 240.13a-14, 240.13b2-1, 240.13b2-2, and 240.14a-9], and Section 304 of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley Act”) [15 U.S.C. § 7243]; and is also liable, pursuant to Section 20(e) of the Exchange Act [15 U.S.C. §78t(e)], for aiding and abetting CHNG’s violations of Sections 13(a), 13(b)(2)(A), and 13(b)(2)(B) of the Exchange Act [15 U.S.C. §§ 78m(a), 78m(b)(2)(A) and 78m(b)(2)(B)], and Rules 12b-20, 13a-1, 13a-11, and 13a-13 thereunder [17 C.F.R. §§ 240.12b-20, 240.13a-1, 240.13a-11, and 240.13a-13]; and

(c)         In the alternative to having directly violated Section 17(a)(2) of the Securities Act [15 U.S.C. § 77q(a)(2)], Ji is liable, pursuant to Section 20(e) of the Exchange Act [15 U.S.C. § 78t(e)], for aiding and abetting CHNG’s violations of Section 17(a)(2) of the Securities Act [15 U.S.C. § 77q(a)(2)].

7.           Based on these violations, the Commission seeks a final judgment: (1) permanently enjoining CHNG and Ji from future violations of the relevant provisions of the federal securities laws; (2) imposing civil monetary penalties against CHNG and Ji, pursuant to Section 20(d) of the Securities Act [15 U.S.C. § 77t(d)] and Section 21(d)(3) of the Exchange Act [15 U.S.C. § 78u(d)(3)]; (3) prohibiting Ji from acting as an officer or director of a public company, pursuant to Section 20(e) of the Securities Act [15 U.S.C. § 77t(e)], and (4) requiring Ji to reimburse CHNG his bonuses and stock sale profits pursuant to Section 304 of the Sarbanes-Oxley Act [15 U.S.C. § 7243].

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JURISDICTION AND VENUE

8.           The Commission brings this action pursuant to the enforcement authority conferred upon it by Section 20(b) of the Securities Act [15 U.S.C. § 77t(b)] and Section 21(d)(1) of the Exchange Act [15 U.S.C. § 78u(d)(1)].

9.           This Court has jurisdiction over this action pursuant to Sections 20(b), 20(d), and 22(a) of the Securities Act [15 U.S.C. §§ 77t(b), 77t(d), and 77v(a)] and Sections 21(d), 21(e), and 27 of the Exchange Act [15 U.S.C. §§ 78u(d), 78u(e), and 78aa]. CHNG and Ji, directly and indirectly, have made use of the means or instrumentalities of, or the means or instruments of transportation or communication in, interstate commerce, or of the mails, or of the facilities of a national securities exchange, in connection with the transactions, acts, practices and courses of business alleged herein.

10.         Venue is proper in this district pursuant to Section 22(a) of the Securities Act [15 U.S.C. § 77v(a)] and Section 27 of the Exchange Act [15 U.S.C. § 78aa], because certain of the transactions, acts, practices, and courses of business alleged in this Complaint occurred in the Southern District of New York. During the relevant period, CHNG was registered with the Secretary of State of the State of New York as a foreign corporation, and CHNG stock was listed and traded on the NASDAQ Stock Market (“NASDAQ”), which is headquartered in New York, New York.

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DEFENDANTS

11.         China Natural Gas, Inc. is a Delaware corporation that is also registered in New York as a foreign corporation. Headquartered in Xi’an, Shaanxi Province, China, CHNG distributes and sells natural gas through fueling stations owned by its variable interest entity (VIE) Xi’an Xilan Natural Gas Co., Ltd., which in turn owns several subsidiaries in Xi’an and other parts of China. CHNG entered the U.S. capital markets through a reverse merger with a pre-existing listed company in December 2005. CHNG was listed on NASDAQ under the ticker symbol “CHNG” from June 2009 to September 21, 2011, when its listing was suspended upon the company’s disclosure of the related party nature of the loan to Wang. CHNG’s common stock is currently quoted on the OTC Link (formerly, ‘Pink Sheets’) operated by OTC Markets Group Inc. under the symbol “CHNG.PK.”

12.         Qinan Ji,age 54, has been the chairman of CHNG’s board of directors since February 2006, and was CHNG’s chief executive officer from May 2006 until his resignation on October 4, 2011. He is a Chinese national residing in Xi’an, Shaanxi Province, China. As of June 30, 2011, Ji beneficially owned approximately 14% of the outstanding shares of CHNG, and his Son owned 3.39% of the outstanding shares.

RELEVANT ENTITIES

13.         Xi’an Demaoxing Real Estate Co., Ltd. is a private company based in Xi’an, Shaanxi Province, China that was 90% owned by Ji’s Son and 10% owned by Ji’s Nephew.

14.         Shaanxi Juntai Housing Purchase Co. Ltd. is a real estate development company based in Xi’an, Shaanxi Province, China.

15.         Lingbao Yuxi Natural Gas Co., Ltd. is a gas company located in Lingbao, Shaanxi, China that was acquired by CHNG in October 2008.

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FACTS

A.            Undisclosed Loans to Related Parties

16.         In its quarterly report on Form 10-Q for the first quarter of 2010 filed with the Commission, CHNG reported two short-term loans totaling $14.3 million, and disclosed the amounts, interest rates and the names of the “third party” borrowers. The borrower for the first loan in the amount of $9.9 million was identified as an individual, Taoxiang Wang (the “Wang Loan”), while the borrower for the second loan in the amount of $4.4 million was identified as Juntai, a real estate company (the “Juntai Loan”). For the first quarter of 2010, in its quarterly report on Form 10-Q filed with the Commission, CHNG reported total revenues of $19.4 million, net income of $4.0 million, and total assets of $202.7 million.

1.           The Wang Loan

17.         CHNG made the Wang Loan in January 2010 through a subsidiary, and the loan was purportedly secured by Wang’s 40% equity interest in DMX, a real estate company that at the time was 90% owned by Ji’s Son and 10% owned by Ji’s Nephew. In reality, the loan to Wang was a sham because she was introduced to conceal the true borrower, DMX.

18.         Ji’s Nephew first approached CHNG to obtain a loan for DMX’s real estate development project. The project was significant in the local community, as it concerned the reconstruction of a 27-acre residential village for total potential investment of Chinese yuan 3.6 billion (approximately $527 million). Ji approved the loan without telling the company’s board or the CFO, and asked his niece’s husband – who was also CHNG’s Internal Audit Chief – to arrange the transaction. The Internal Audit Chief processed the loan with help from another finance department employee, but he never discussed the loan with CHNG’s CFO and left the CFO to discover the loan through routine internal financial reports.

19.         Ji knew it was not appropriate for CHNG to lend money to his Nephew, so he asked the Internal Audit Chief to consult an old acquaintance of Ji about finding an intermediary for the loan. The acquaintance produced his friend Wang. The Internal Audit Chief met Wang twice, first in December 2009 and again in January 2010, and Wang agreed to be the borrower in name for DMX. The Internal Audit Chief later fabricated handwritten notes dated December 16, 2009 that purport to document the December meeting to discuss loan terms with Wang and DMX’s real estate development project, although at that time the Internal Audit Chief met Wang only to determine whether to use her as an intermediary for the loan.

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20.         Wang signed the loan agreement, a share transfer agreement with DMX dated January 21, 2010 to obtain a 40% equity interest in DMX, and a stock collateral certificate dated February 20, 2010. CHNG’s bank wire slip shows the loan money was wired directly into DMX’s bank account on January 25, 2010, with a note stating that the amount was for “raw material expenses.” According to CHNG’s records, DMX repaid the loan on April 22 and April 27, 2010, prior to maturity, and paid $140,722 as interest on the loan.

21.         Ji’s Son owned 90% of DMX and hence was the main beneficiary of any loan to DMX. Ji knew his Son and Nephew were friends and that they were doing business together. Ji also had involved his Son in CHNG’s business over the years.

22.         Ji knew, or was reckless in not knowing, that the Wang Loan was made to benefit DMX and thus his Son and Nephew.

2.           The Juntai Loan

23.         At around the same time CHNG made the Wang Loan in January 2010, CHNG also made a $4.4 million loan to Juntai, a local real estate development company. The loan agreement contains a personal guarantee by Juntai’s then general manager, who was Ji’s friend. Juntai also signed a separate collateral commitment letter dated January 10, 2010, pledging its 30% equity interest in DMX, although at the time Juntai did not own any DMX stock. Juntai purportedly acquired the 30% interest in DMX pursuant to a share transfer agreement dated January 21, 2010 (which was also signed by Wang to “acquire” her DMX stock), and the transfer was officially recorded in China’s corporate filings as of March 16, 2010. According to CHNG’s bank records, the loan was paid off on May 26, 2010, together with interest of $87,923.

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24.         The Juntai Loan was approved and processed at CHNG in the same way as the Wang Loan. Ji approved the loan without telling the board or the CFO. The Internal Audit Chief arranged the loan without involving the CFO but with help from the same finance department employee and acquaintance of Ji who had helped identify Wang for the other loan.

2.           Juntai was DMX’s business partner and borrowed the money from CHNG to finance the same real estate development project with DMX that was behind the Wang Loan. CHNG’s Internal Audit Chief talked with Ji’s Nephew about the project when arranging the Juntai Loan. Ji knew, or was reckless in not knowing, that the Juntai Loan was made to benefit DMX (and thus his Son and Nephew) just as was the Wang Loan.

B.            Ji Lied to Conceal the Related Party Nature of the Two Loans

26.         Ji did not seek prior approval of CHNG’s audit committee and board of directors for the two loans, although CHNG’s policies and procedures at the time required board approval of all related party and material transactions. In addition, in processing the two loans, the Internal Audit Chief did not obtain the required sign-off by the CFO and relevant department manager in accordance with CHNG’s contract approval policy and cash disbursement policy.

27.         After the two loans were secretly approved and made, Ji repeatedly lied to CHNG’s board, shareholders, and the company’s internal investigation in order to conceal the related party nature of the loans.

28.         Ji lied to CHNG’s board of directors about the true nature of the two loans. CHNG’s audit committee and board first discussed the loans in a May 4, 2010 telephonic meeting about the company’s first quarter results. In response to a comment from an outside director that a U.S. public company should not make short term loans, Ji said CHNG could not refuse to make the loans because they involved senior government officers who were in charge of CHNG’s liquid natural gas project.

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29.         Subsequently, during CHNG’s quarterly earnings conference call on May 10, 2010, in response to a question about the loans, Ji again stated that CHNG had to make the two loans to obtain the necessary approvals for its liquid natural gas project from government officials.

3.           Ji’s statements during the earnings call triggered regulatory inquiries into potential Foreign Corrupt Practices Act violations, and on June 8, 2010, CHNG’s board met to discuss these concerns. At the board meeting, Ji changed his explanation and said he made the loans to earn quick and lucrative interest. On June 21, 2010, the board had another meeting and authorized a special investigation by outside counsel.

31.         During the board meetings on June 8 and June 21, 2010, Ji did not disclose to the board the involvement of any related parties in the loans, although by this time, Ji knew that his Son owned 90% of DMX and was the primary beneficiary of the Wang Loan. Ji and the Internal Audit Chief formally apologized to the board, but only for approving and processing the loans without informing senior management and the board.

32.         Ji continued to lie about the loans during the company’s internal investigation. He also instructed the Internal Audit Chief not to produce any document to the internal investigation that would reveal the involvement of his Son and Nephew in the loans. As a result, the Internal Audit Chief produced to the internal investigation the false meeting notes he had generated that purported to document a December 16, 2009 meeting with Wang to discuss terms for the Wang Loan and the real estate development project.

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C.            CHNG’s False Public Filings About the Two Loans

33.         As a U.S. public company, CHNG filed with the Commission periodic reports and other filings, including annual, quarterly and current reports on Forms 10-K, 10-Q and 8-K, as well as proxy statements and registration statements.

34.         Both Commission regulations and Generally Accepted Accounting Principles (“GAAP”) require that a public company, such as CHNG, disclose related party transactions. Item 404(a) of Regulation S-K requires disclosure of transactions exceeding $120,000 in which a public company’s director, executive officer or any member of their immediate families has a direct or indirect material interest. FASB Accounting Standards Codification 850 (“Codification 850”), formerly known as Statement of Financial Accounting Standards No. 57, provides that financial statements shall include disclosures of material related party transactions. Rule 4-08(k) of Regulation S-X provides that related party transactions should be identified and the amounts stated on the face of the balance sheet, income statement, or statement of cash flows. Items 8 and 13 of Form 10-K require the related party disclosures prescribed by Item 404 of Regulation S-K, Rule 4-08 of Regulation S-X, and Codification 850.

35.         The Wang Loan falls within the definition of a related party transaction that is required to be disclosed, since the real borrower was DMX, a company 90% owned by Ji’s Son.

36.         The Juntai Loan also constitutes a related party transaction required to be disclosed because DMX, the company 90% owned by Ji’s Son, had a direct material interest in the loan. Juntai was DMX’s business partner and borrowed money from CHNG to undertake a joint real estate project with DMX. Since the loan was made to finance the joint real estate project of Juntai and DMX, DMX and hence Ji’s Son had a direct material interest in the Juntai Loan.

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37.         From May 2010 through present, CHNG filed with the Commission periodic reports, proxy statements and a registration statement that materially misrepresented and/or omitted to disclose the related party nature of the Wang Loan and/or Juntai Loan.

38.         CHNG’s Forms 10-Q for the first three quarters of 2010 falsely and misleadingly described the two loans as loans to third parties, and failed to disclose the involvement of any related parties. CHNG’s Form 10-K for 2010 did not contain any required disclosure for the two related party loans. Ji signed these periodic reports as CHNG’s CEO. He also signed a Sarbanes-Oxley Act Section 302 certification for these reports, in which he certified that he had reviewed each report and that: (1) based on his knowledge, the report did not contain any untrue statement of material fact; (2) based on his knowledge, the financial statements and other financial information fairly presented, in all material respects, the financial condition and results of operations; and (3) he was responsible for establishing and maintaining adequate internal controls over financial reporting, had designed and evaluated such controls, and had disclosed any changes or weaknesses to CHNG’s auditor and audit committee. At the time he signed the 2010 periodic reports and certifications, he knew, or was reckless in not knowing, that these reports contained materially false and misleading misrepresentations or omissions concerning the two loans.

39.         On October 29, 2010 and April 29, 2011, CHNG filed with the Commission, and sent to its shareholders, its annual proxy statements on Schedule DEF 14A, pursuant to which Ji was re-elected to CHNG’s board of directors. Each proxy statement stated that the proxy was solicited on behalf of the company’s board of directors. Item 7 of Schedule 14A requires the disclosure of related party transactions pursuant to Item 404 of Regulation S-K. Because of Ji’s fraudulent conduct, CHNG failed to disclose the Wang Loan and Juntai Loan as related party transactions in the two proxy statements. Ji signed the transmittal letters to the shareholders as chairman of the board and CEO of CHNG, and was the proxy appointed in connection with the proxy solicitations on behalf of CHNG’s board. Ji knew, or was reckless in not knowing, that the proxy statements contained material omissions regarding the Wang Loan and Juntai Loan. As chairman and CEO, Ji caused CHNG’s shareholders to be solicited regarding CHNG’s annual meetings when he knew, or was reckless in not knowing, that substantial loans to his family members were nowhere described in the proxy statements and financial statements provided to shareholders. Ji directly benefited from the proxy by retaining his seat as director through the filing of these materially false and misleading proxy statements.

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40.         CHNG filed a registration statement on Form S-8 on April 30, 2010 covering shares of its common stock issuable to its employees, officers and consultants pursuant to the company’s 2009 Employee Stock Option and Stock Award Plan. The registration statement was signed by Ji and incorporated by reference CHNG’s periodic filings with the Commission for the relevant period. Ji signed the registration statement, while he knew, or was reckless in not knowing, that it incorporated by reference materially false and misleading statements and omissions with respect to the related party nature of the Wang Loan and Juntai Loan.

41.         On September 21, 2011, CHNG filed a current report on Form 8-K, in which CHNG disclosed the Wang Loan as a related party loan and announced restatements of its financial statements. The Form 8-K, however, did not disclose the Juntai Loan as a related party transaction, and did not accurately describe Ji’s misconduct in approving and concealing the true nature of the two loans. Ji knew, or was reckless in not knowing, that this filing contained materially false and misleading statements and omissions with respect to the related party nature of the Juntai Loan and his fraudulent conduct.

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42.         On December 28, 2011, CHNG filed an amended Form 10-K for 2010 and amended Forms 10-Q for the first three quarters of 2010, which contained restatements of its financial statements for the covered periods. However, none of these amended periodic reports disclosed the related party nature of the Juntai Loan.

D.            Misrepresentation to CHNG’s Auditors

43.         CHNG’s auditors learned about the Wang Loan and Juntai Loan when examining company ledgers during their review of CHNG’s first quarter financials. The auditors asked CHNG for details about the loans, including whether any related party was involved, and were told that the loans had been made to third parties and no related party was involved. The auditors then asked for a legal opinion on the absence of related parties, and CHNG provided a legal opinion to this effect from its local legal counsel for the Wang Loan and Juntai Loan.

44.         Ji misled CHNG’s outside auditors to conceal the related party nature of the two loans. In his capacity as CHNG’s CEO, Ji signed a management representation letter to CHNG’s auditors dated May 7, 2010 in connection with their review of CHNG’s interim report for the first quarter of 2010. The letter stated that the Wang Loan and Juntai Loan were “for business purpose[s]” and the borrowers “are not . . . related parties.” This is false because the loans did not have a business purpose but rather were made to benefit a company 90% owned by Ji’s son, the true borrower. Ji knew, or was reckless in not knowing, that he made materially false and misleading statements in the management representation letter provided to CHNG’s auditors.

E.            False Books and Records and Inadequate Internal Controls at CHNG

45.         As a result of Ji’s misconduct, CHNG’s books and records falsely and inaccurately reflected the true nature of the Wang Loan and the Juntai Loan. The documentation of the Wang Loan, including the loan approvals, the loan documents, and notes reflecting a meeting with Wang, was false because it failed to reflect the actual related party borrower. Similarly, the documentation for the Juntai Loan failed to identify Juntai as DMX’s business partner and thus reflect that the loan was made for Juntai to undertake a joint business project with DMX, a company owned by Ji’s Son and Nephew. In addition, because Ji concealed the true nature of both loans, CHNG’s board meeting minutes failed to contain any discussion regarding the related party nature of the loans. CHNG also obtained and maintained legal opinions that falsely state that the two loans were made for business purposes and did not involve any related party.

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46.         Ji directed the Internal Audit Chief to orchestrate the Wang Loan so as to conceal the true borrower, and he lied to conceal the related party nature of the loans. Ji also signed internal loan approval forms and/or loan documents that failed to identify the related parties.

47.         CHNG failed to devise and maintain internal controls sufficient to ensure that it accurately reported the related party loans. Ji, CHNG’s most senior officer, and CHNG’s Internal Audit Chief were able to perpetrate the fraud without any impediment or knowledge by the company’s board or CFO. Ji knowingly circumvented CHNG’s internal controls by approving the loans without prior approval of the board and its audit committee, and by directing the Internal Audit Chief to process the loans without the necessary internal approvals.

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F.            Violation of Sarbanes-Oxley Section 304

48.         Section 304 of the Sarbanes-Oxley Act requires that, if an issuer “is required to prepare an accounting restatement due to its material noncompliance, as a result of misconduct, with any financial reporting requirement under the securities laws,” its CEO or CFO shall repay to the issuer any bonuses, incentive or equity based compensation and/or stock sale profits he or she receives within twelve months of the issuance of a the noncompliant financial document or filing (whichever occurs first). CHNG has restated its financial statements for fiscal year 2010 and the first three quarters of 2010. During the applicable period under Section 304 of the Sarbanes-Oxley Act, Ji received a bonus of $60,000 in 2010, and sold 36,500 shares of CHNG stock in August 2010 for $77,479 in profit. Ji has not reimbursed CHNG the bonus and trading profit.

G.            Late and Inadequate Disclosure of a Material Acquisition

49.         CHNG’s variable interest entity (VIE) entered into an agreement to acquire a local gas company, Lingbao Yuxi Natural Gas Co., Ltd. (“Yuxi”), on October 2, 2008 for about $19.6 million, or 35% of CHNG’s 2007 total assets, and completed the acquisition in November 2008. As with the Wang Loan and Juntai Loan, Ji approved the acquisition without obtaining the prior approval of the company’s board of directors. CHNG did not disclose the acquisition until December 31, 2008, when it filed a Form 8-K to report the entry of the acquisition agreement. Moreover, CHNG was required, but failed, to include in the Form 8-K Yuxi’s financial statements and pro forma information because the assets acquired comprised 35% of CHNG’s total assets. The Form 8-K also failed to report that CHNG had completed the acquisition in November 2008.

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FIRST CLAIM FOR RELIEF

FRAUD IN THE OFFER OR SALE OF SECURITIES

Violations of Section 17(a)(2) of the Securities Act

(Against CHNG and Ji)

50.         The Commission realleges and incorporates by reference ¶¶ 1 through 49 above.

51.         CHNG and Ji, by engaging in the conduct described above, directly or indirectly, in the offer or sale of securities by the use of means or instruments of transportation or communication in interstate commerce or by the use of the mails, obtained money or property by means of untrue statements of a material fact or by omitting to state a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

52.         By reason of the foregoing, CHNG and Ji violated, and unless restrained and enjoined will continue to violate, Section 17(a)(2) of the Securities Act [15 U.S.C. § 77q(a)(2)].

53.         Alternatively, Ji knowingly or recklessly provided substantial assistance to CHNG’s violations of Section 17(a)(2) of the Securities Act.

54.         By engaging in the conduct described above, Ji aided and abetted, and unless restrained and enjoined will continue to aid and abet, CHNG’s violations of Section 17(a)(2) of the Securities Act [15 U.S.C. §77q(a)(2)].

SECOND CLAIM FOR RELIEF

FRAUD IN THE OFFER OR SALE OF SECURITIES

Violations of Sections 17(a)(1) and (3) of the Securities Act

(Against Ji)

55.         The Commission realleges and incorporates by reference ¶¶ 1 through 49 above.

56.         Ji, by engaging in the conduct described above, directly or indirectly, in the offer or sale of securities by the use of means or instruments of transportation or communication in interstate commerce or by the use of the mails, knowingly or recklessly, has: (a) employed devices, schemes, or artifices to defraud; or (b) engaged in transactions, practices, or courses of business which operated or would operate as a fraud or deceit upon the purchaser.

57.         By engaging in the conduct described above, Ji violated, and unless enjoined will continue to violate, Sections 17(a)(1) and (3) of the Securities Act [15 U.S.C. §§ 77q(a)(1) and (3)].

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THIRD CLAIM FOR RELIEF

Violations of Section 10(b) of the Exchange Act and Rule 10b-5(b) thereunder

FRAUD IN CONNECTION WITH THE

PURCHASE OR SALE OF SECURITIES

(Against CHNG and Ji)

58.         The Commission realleges and incorporates by reference ¶¶ 1 through 49 above.

59.         CHNG and Ji, by engaging in the conduct described above, directly or indirectly, by use of the means or instrumentalities of interstate commerce or of the mails, or of the facilities of a national securities exchange, in connection with the purchase or sale of securities, knowingly or recklessly, have made untrue statements of material fact, or omitted to state material facts necessary in order to make statements made, in the light of the circumstances under which they were made, not misleading.

60.         By engaging in the conduct described above, CHNG and Ji violated, and unless enjoined will continue to violate, Section 10(b) of the Exchange Act [15 U.S.C. § 78j(b)] and Rule 10b-5(b) thereunder [17 C.F.R. § 240.10b-5(b)].

FOURTH CLAIM FOR RELIEF

FRAUD IN CONNECTION WITH THE

PURCHASE OR SALE OF SECURITIES

Violations of Exchange Act Rules 10b-5(a) and (c)

(Against Ji)

61.         The Commission realleges and incorporates by reference ¶¶ 1 through 49 above.

62.         Ji, by engaging in the conduct described above, directly or indirectly, by use of the means or instrumentalities of interstate commerce or of the mails, or of the facilities of a national securities exchange, in connection with the purchase or sale of securities, knowingly or recklessly, has: (a) employed devices, schemes and artifices to defraud; and/or (b) engaged in acts, practices and courses of business which operated or would have operated as a fraud or deceit upon any persons.

63.         By engaging in the conduct described above, Ji violated, and unless enjoined will continue to violate, Exchange Act Rules 10b-5(a) and (c) [17 C.F.R. §§ 240.10b-5(a) and (c)].

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FIFTH CLAIM FOR RELIEF

PROXY VIOLATIONS

Violations of Section 14(a) of the Exchange Act and Rule 14a-9 thereunder

(Against CHNG and Ji)

64.         The Commission realleges and incorporates by reference ¶¶ 1 through 49 above.

65.         CHNG and Ji, by engaging in the conduct described above, directly or indirectly, by use of the means or instrumentalities of interstate commerce or of the mails, or of the facilities of a national securities exchange or otherwise, solicited or permitted the use of their names to solicit proxies, consents or authorizations in respect of non-exempt securities registered pursuant to Section 12(b) of the Exchange Act [15 U.S.C. § 78l(b)], by means of a proxy statement, form of proxy statement, form of proxy, notice of meeting and other communications that contained statements which, at the time and in light of the circumstances under which they were made, were false and misleading with respect to material facts, or which omitted to state material facts necessary in order to make the statements therein not false or misleading or necessary to correct statements in earlier communications with respect to the solicitation of a proxy for the same meeting or subject matter which has become false or misleading.

66.         By engaging in the conduct described above, CHNG and Ji violated, and unless enjoined will continue to violate, Section 14(a) of the Exchange Act [15 U.S.C. § 78n(a)] and Rule 14a-9 thereunder [17 C.F.R. § 240.14a-9].

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SIXTH CLAIM FOR RELIEF

REPORTING VIOLATIONS

Violations of Section 13(a) of the Exchange Act,

and Rules 12b-20, 13a-1, 13a-11, and 13a-13 thereunder

(Against CHNG and Ji)

67.         The Commission realleges and incorporates by reference ¶¶ 1 through 49 above.

68.         By filing with the Commission materially false and misleading periodic reports, including annual, quarterly, and current reports on Forms 10-K, 10-Q, and 8-K from 2008 through 2011, CHNG violated, and unless restrained and enjoined will continue to violate, Section 13(a) of the Exchange Act [15 U.S.C. § 78m(a)] and Rules 12b-20, 13a-1, 13a-11, and 13a-13 thereunder [17 C.F.R. §§ 240.12b-20, 240.13a-1, 240.13a-11, and 240.13a-13].

69.         Ji knowingly or recklessly provided substantial assistance to CHNG’s reporting violations.

70.         By engaging in the conduct described above, Ji aided and abetted, and unless enjoined will continue to aid and abet, CHNG’s violations of Section 13(a) of the Exchange Act [15 U.S.C. § 78m(a)] and Rules 12b-20, 13a-1, 13a-11 and 13a-13 thereunder [17 C.F.R. §§ 240.12b-20, 240.13a-1, 240.13a-11, and 240.13a-13].

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SEVENTH CLAIM FOR RELIEF

RECORDKEEPING VIOLATIONS

Violations of Section 13(b)(2)(A) of the Exchange Act

(Against CHNG and Ji)

71.         The Commission realleges and incorporates by reference ¶¶ 1 through 49 above.

72.         By failing to make or keep books, records and accounts that in reasonable detail accurately and fairly reflected its transactions and disposition of its assets, CHNG violated, and unless restrained and enjoined will continue to violate, Section 13(b)(2)(A) of the Exchange Act [15 U.S.C. § 78m(b)(2)(A)].

73.         Ji knowingly or recklessly provided substantial assistance to CHNG’s books and records violations.

74.         By engaging in the conduct described above, Ji aided and abetted, and unless enjoined will continue to aid and abet, CHNG’s violations of Sections 13(b)(2)(A) of the Exchange Act [15 U.S.C § 78m(b)(2)(A)].

EIGHTH CLAIM FOR RELIEF

INTERNAL CONTROLS VIOLATIONS

Violations of Section 13(b)(2)(B) of the Exchange Act

(Against CHNG and Ji)

75.         The Commission realleges and incorporates by reference ¶¶ 1 through 49 above.

76.         By failing to devise and maintain a system of internal accounting controls sufficient to provide reasonable assurances that transactions were recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain the accountability of assets, CHNG violated, and unless restrained and enjoined will continue to violate, Section 13(b)(2)(B) of the Exchange Act [15 U.S.C. § 78m(b)(2)(B)].

77.         Ji knowingly or recklessly provided substantial assistance to CHNG’s internal controls violations.

78.         By engaging in the conduct described above, Ji aided and abetted, and unless enjoined will continue to aid and abet, CHNG’s violations of Sections 13(b)(2)(B) of the Exchange Act [15 U.S.C § 78m(b)(2)(B)].

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NINTH CLAIM FOR RELIEF

FALSIFICATION OF RECORDS

Violations of Section 13(b)(5) of the Exchange Act and Rule 13b2-1 thereunder

(Against Ji)

79.         The Commission realleges and incorporates by reference ¶¶ 1 through 49 above.

80.         Ji engaged in fraudulent practices in the course of which he, directly or indirectly, knowingly circumvented CHNG’s internal controls and falsified or caused to be falsified books, records and accounts of CHNG.

81.         By engaging in the conduct described above, Ji violated, and unless enjoined will continue to violate, Section 13(b)(5) of the Exchange Act [15 U.S.C. § 78m(b)(5)] and Rule 13b2-1 thereunder [17 C.F.R. § 240.13b2-1].

TENTH CLAIM FOR RELIEF

FALSE STATEMENTS TO ACCOUNTANTS

Violations of Exchange Act Rule 13b2-2

(Against Ji)

82.         The Commission realleges and incorporates by reference ¶¶ 1 through 49 above.

83.         Ji made or caused to be made materially false or misleading statements, or omitted to state or caused another person to omit to state, material facts necessary in order to make statements made, in light of the circumstances under which such statements were made, not misleading to an accountant, in connection with: (a) audits and examinations of the financial statements of CHNG; and (b) the preparation and filing by CHNG of reports required to be filed with the Commission.

84.         By engaging in the conduct described above, Ji violated, and unless enjoined will continue to violate, Exchange Act Rule 13b2-2 [17 C.F.R. § 240.13b2-2].

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ELEVENTH CLAIM FOR RELIEF

FALSE CERTIFICATION

Violations of Exchange Act Rule 13a-14

(Against Ji)

85.         The Commission realleges and incorporates by reference ¶¶ 1 through 49 above.

86.          Ji certified in CHNG’s annual report on Form 10-K for the fiscal year ended December 31, 2010 and in CHNG’s interim reports on Form 10-Q for the quarters ended March 31, June 30, and September 30, 2010 that, among other things, he reviewed each of these reports and that: (i) based on his knowledge, the report did not contain any untrue statement of material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading; (ii) based on his knowledge, the report included financial statements and other financial information which fairly presented, in all material respects, CHNG’s financial condition, results of operations and cash flows; and (iii) he was responsible for establishing and maintaining adequate internal controls over financial reporting, had designed and evaluated such controls, and had disclosed any changes or weaknesses to CHNG’s auditor and audit committee.

87.         By engaging in the conduct described above, Ji violated, and unless enjoined will continue to violate, Exchange Act Rule 13a-14 [17 C.F.R. § 240.13a-14].

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TWELFTH CLAIM FOR RELIEF

FAILURE TO REIMBURSE BONUS AND STOCK SALE PROFIT

Violations of Section 304 of the Sarbanes-Oxley Act

(Against Ji)

88.         The Commission realleges and incorporates by reference ¶¶ 1 through 49 above.

89.         CHNG, by engaging in the conduct described above, filed Forms 10-Q for the first and second quarters of 2010 that were in material noncompliance with financial reporting requirements under the securities laws and the U.S. GAAP.

90.         Due to CHNG’s material non-compliance with its financial reporting requirements under the securities laws and GAAP, and as a result of its misconduct, CHNG was required to prepare an accounting restatement for at least the first and second quarters of 2010.

91.         The Commission has not exempted Ji, pursuant to Section 304(b) of the Sarbanes-Oxley Act [15 U.S.C. § 7243(b)], from the application of Section 304(a) of the Sarbanes-Oxley Act [15 U.S.C. § 7243(a)].

92.         By engaging in the conduct described above, Ji violated, and unless ordered to comply will continue to violate, Section 304 of the Sarbanes-Oxley Act [15 U.S.C. § 7243].

PRAYER FOR RELIEF

WHEREFORE, the Commission respectfully requests that the Court:

I.

Issue findings of fact and conclusions of law that CHNG and Ji committed the alleged violations.

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II.

Issue judgments, in a form consistent with Rule 65(d) of the Federal Rules of Civil Procedure, permanently enjoining CHNG, its agents, servants, employees and attorneys and all persons in active concert or participation with them who receive actual notice of the injunction by personal service or otherwise, and each of them, from violating, directly or indirectly, Section 17(a)(2) of the Securities Act [15 U.S.C. § 77q(a)(2)], Sections 10(b), 13(a), 13(b)(2)(A), 13(b)(2)(B), and 14(a) of the Exchange Act [15 U.S.C. §§ 78j(b), 78m(a), 78m(b)(2)(A), 78m(b)(2)(B), and 78n(a)], and Rules 10b-5, 12b-20, 13a-1, 13a-11, 13a-13, and 14a-9 thereunder [17 C.F.R. §§ 240.10b-5(b), 240.12b-20, 240.13a-1, 240.13a-11, 240.13a-13, and 240.14a-9].

III.

Issue judgments, in a form consistent with Rule 65(d) of the Federal Rules of Civil Procedure, permanently enjoining Ji, his agents, servants, employees and attorneys and all persons in active concert or participation with them who receive actual notice of the injunction by personal service or otherwise, and each of them, from violating, directly or indirectly, Section 17(a) of the Securities Act [15 U.S.C. § 77q(a)], Sections 10(b), 13(b)(5), and 14(a) of the Exchange Act [15 U.S.C. §§ 78j(b), 78m(b)(5), and 78n(a)] and Rules 10b-5, 13a-14, 13b2-1, 13b2-2, and 14a-9 thereunder [17 C.F.R. §§ 240.10b-5, 240.13a-14, 240.13b2-1, 240.13b2-2, and 240.14a-9], and Section 304 of the Sarbanes-Oxley Act of 2002 [15 U.S.C. § 7243]; and from aiding and abetting violations of Section 17(a)(2) of the Securities Act [15 U.S.C. § 77q(a)(2)], Sections 13(a), 13(b)(2)(A), and 13(b)(2)(B) of the Exchange Act [15 U.S.C. §§ 78m(a), 78m(b)(2)(A) and 78m(b)(2)(B)], and Rules 12b-20, 13a-1, 13a-11, and 13a-13 thereunder [17 C.F.R. §§ 240.12b-20, 240.13a-1, 240.13a-11, and 240.13a-13].

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IV.

Order CHNG and Ji to pay civil monetary penalties pursuant to Section 20(d) of the Securities Act [15 U.S.C. § 77t(d)] and Section 21(d)(3) of the Exchange Act [15 U.S.C.

§ 78u(d)(3)].

V.

Enter an order, pursuant to Section 20(e) of the Securities Act [15 U.S.C. § 77t(e)], and/or Section 21(d)(2) of the Exchange Act [15 U.S.C. § 78u(d)(2)], prohibiting Ji from acting as an officer or director of any issuer that has a class of securities registered pursuant to Section 12 of the Exchange Act [15 U.S.C. § 781], or that is required to file reports pursuant to Section 15(d) of the Exchange Act [15 U.S.C. § 78o(d)].

VI.

Order Ji to reimburse CHNG for his bonuses and other incentive-based and equity-based compensation, and profits from CHNG stock sales, pursuant to Section 304 of the Sarbanes-Oxley Act of 2002 [15 U.S.C. § 7243].

VII.

Retain jurisdiction of this action in accordance with the principles of equity and the Federal Rules of Civil Procedure in order to implement and carry out the terms of all orders and decrees that may be entered, or to entertain any suitable application or motion for additional relief within the jurisdiction of this Court.

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VIII.

Granting such other and further relief as this Court may deem just and proper.

Dated: May 14, 2012

New York, New York

s/Alexander M. Vasilescu	s/Junling Ma

Alexander M. Vasilescu

Local Counsel for Plaintiff

Securities and Exchange Commission

3 World Financial Center, Room 4300

New York, NY 10281-1022

E-Mail: VasilescuA@SEC.GOV

Phone: (212) 336-0178

Fax: (212) 336-3282

Junling Ma (CA-213241)

David J. Van Havermaat (CA-175761)

Attorneys for Plaintiff

SECURITIES AND EXCHANGE COMMISSION

5670 Wilshire Boulevard, 11th Floor

Los Angeles, CA 90036

E-Mail: Maj@SEC.GOV

Phone: (323) 965-3998

Fax: (323) 965-3815

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